UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST EVENT REPORTED:  March 2, 2016

HELMERICH & PAYNE, INC.

(Exact name of registrant as specified in its charter)

State of Incorporation:  Delaware

COMMISSION FILE NUMBER 1-4221

Internal Revenue Service — Employer Identification No. 73-0679879

1437 South Boulder Avenue, Suite 1400, Tulsa, Oklahoma 74119

(Address of Principal Executive Offices)

(918)742-5531

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Helmerich & Payne, Inc. 2016 Omnibus Incentive Plan

At the 2016 Annual Meeting of Stockholders of Helmerich & Payne, Inc. (the “Company”) held on March 2, 2016 (the “2016 Annual Meeting”), the Company’s stockholders approved the Helmerich & Payne, Inc. 2016 Omnibus Incentive Plan (the “2016 Plan”). The 2016 Plan is a stock and cash-based incentive plan, and includes provisions by which the Company may grant executive officers, employees and directors stock options, stock appreciation rights, restricted shares and restricted share units, share bonuses, other share-based awards and cash awards.  The 2016 Plan is more fully described in the Company’s Definitive Proxy Statement for the 2016 Annual Meeting (the “Proxy Statement”).  The full text of the 2016 Plan was included as Appendix A to the Proxy Statement, which was filed with the Securities and Exchange Commission on January 19, 2016, and is incorporated herein by reference

ITEM 5.07           Submission of Matters to a Vote of Security Holders.

At the 2016 Annual Meeting 108,218,009 shares of the Company’s common stock were outstanding and entitled to vote at the meeting and 97,667,977 shares were present either in person or by proxy.

The following describes the matters considered by the Company’s stockholders at the 2016 Annual Meeting, as well as the results of the votes cast at the meeting:

1.        To elect as Directors the ten nominees listed below and named in the Company’s Proxy Statement for one-year terms expiring in 2017.

Nominee	For	Against	Abstain	Broker Non-Vote
William L. Armstrong	85,700,512	2,625,882	309,050	9,032,533
Randy A. Foutch	88,167,056	341,346	127,042	9,032,533
Hans Helmerich	87,453,260	1,097,807	84,377	9,032,533
John W. Lindsay	87,817,478	717,167	100,799	9,032,533
Paula Marshall	87,725,830	812,029	97,585	9,032,533
Thomas A. Petrie	88,036,321	470,470	128,653	9,032,533
Donald F. Robillard, Jr.	88,336,233	168,581	130,630	9,032,533
Francis Rooney	88,306,194	202,499	126,751	9,032,533
Edward B. Rust, Jr.	87,630,654	693,144	311,646	9,032,533
John D. Zeglis	87,423,922	900,987	310,535	9,032,533

2.        To ratify the appointment of Ernst & Young LLP as the independent auditors for the Company for the fiscal year ending September 30, 2016.

For	Against	Abstain	Broker Non-Vote
97,235,619	291,704	140,654	0

3.             To cast an advisory vote to approve the compensation of our executives disclosed in the Company’s Proxy Statement.

For	Against	Abstain	Broker Non-Vote
85,774,770	2,396,856	463,818	9,032,533

4.             To consider and vote to approve the proposed Helmerich & Payne, Inc. 2016 Omnibus Incentive Plan.

For	Against	Abstain	Broker Non-Vote
82,407,365	5,807,496	420,583	9,032,533

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized the undersigned to sign this report on its behalf.

HELMERICH & PAYNE, INC.
(Registrant)

/s/ Jonathan M. Cinocca
Jonathan M. Cinocca
Corporate Secretary

DATE: March 3, 2016